================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 2004

                                   ----------


                              TREY RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                000-50302                 16-1633636
-------------------------------    -----------             ----------------
(State or Other Jurisdiction of    (Commission             (I.R.S. Employer
 Incorporation or Organization)    File Number)           Identification No.)




            750 HIGHWAY 34,
          MATAWAN, NEW JERSEY                                   07747
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 566-3320


================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        On a Current Report on Form 8-K dated June 2, 2004, the Registrant disclosed that it had acquired all of the issued and outstanding capital stock of SWK, Inc. ("SWK"), a New Jersey based information technology company, pursuant to an Acquisition Agreement dated June 1, 2004 (the "Acquisition Agreement") by and among the Registrant, SWK and SWK's shareholders. Therefore, pursuant to the requirements of this Item 7, we have attached below the audited financial statements for SWK, Inc. and the pro forma financial statements of the Registrant.


(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
        SWK, Inc. Balance Sheets at December 31, 2003, 2002 and 2001 and the related Statements of Operations, Statements of Changes in Shareholders' Deficiency and Statements of Cash Flows for the years ended December 31, 2003 and 2002.


(b)     PRO FORMA FINANCIAL INFORMATION
        Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and three months ended March 31, 2004 for Trey Resources, Inc.

        Pursuant to an Agreement and Plan of Merger and Reorganization dated as of June 1, 2004 (the "Merger Agreement"), among Trey, SWK and SWK Technologies, Inc., a newly formed wholly owned subsidiary of Trey ("SWKT"), SWK was merged with and into SWKT, with SWKT surviving and continuing as a wholly-owned subsidiary of Trey. We recorded total consideration for the acquisition of $577,570 comprised of 2,750,000 Class A common stock of Trey Resources, Inc. valued at $550,000 and estimated acquisition costs of $27,570. This consideration has been allocated to the tangible and identifiable intangible assets acquired according to their respective estimated fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction. The acquisition was completed on June 2, 2004.

        These pro forma financial statements give effect to:

        o the acquisition of SWK, Inc. applying the purchase method of accounting, and

        o certain adjustments that are directly attributable to the acquisition as if the transaction was consummated as of the beginning of the respective periods.

        In the opinion of our management, all adjustments and/or disclosures necessary for a fair presentation of the pro forma information have been made. These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved had the acquisition occurred as of the dates indicated or of the results that may be obtained in the future.

        These pro forma financial statements and notes thereto should be read in conjunction with:

        o our financial statements and the notes thereto (unaudited) included in our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.

        o the SWK, Inc. financial statements and the notes thereto as of and for the years ended December 31, 2003 and 2002 included in this Current Report on Form 8-K/A, Amendment No. 1;

        o our financial statements and the notes thereto included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; and


(c)     EXHIBITS.
        99.1 filed herewith contains the following financial statements of SWK, Inc. as required by and for the periods specified in Rule 3-05(b) of Regulation S-X

        SWK, Inc.
        Report of Independent Registered Public Accounting Firm
        Financial Statements:
           Balance Sheets as of December 31, 2003, 2002 and 2001, respectively Statements of Operations for the years ended December 31, 2003 and 2002
           Statements of Changes in Stockholders' Deficiency for the years ended December 31, 2003 and 2002
           Statements of Cash Flows for the years ended December 31, 2003 and 2002
           Notes to Financial Statements


        99.2 filed herewith contains the following pro forma financial statements as required by and for the periods specified in Article 11 of Regulation S-X.

        Unaudited Pro Forma Consolidated Balance Sheet which combines the unaudited consolidated balance sheet of Trey Resources, Inc. as of March 31, 2004, with the unaudited consolidated balance sheet of SWK, Inc. as of March 31, 2004, along with a description of the related pro forma adjustments.

        Unaudited Pro Forma Statement of Operations which combines the unaudited consolidated statement of operations of Trey Resources, Inc. for the three months ended March 31, 2004, with the unaudited consolidated statement of operations of SWK, Inc. for the three months ended March 31, 2004, along with a description of the related pro forma adjustments.

        Unaudited Pro Forma Statements of Operations which combines the audited consolidated statement of operations of Trey Resources, Inc. for the year ended December 31, 2003, with the audited consolidated statement of operations of SWK, Inc. for the year ended December 31, 2003, along with a description of the related pro forma adjustments.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 12, 2004

                                          TREY RESOURCES, INC.



                                          By: /s/ Mark Meller
                                              ---------------
                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer

                                INDEX OF EXHIBITS
                                -----------------


99.1 SWK, Inc. Balance Sheets at December 31, 2003, 2002 and 2001 and the related Statements of Operations, Statements of Changes in Shareholders' Deficiency and Statements of Cash Flows for the years ended December 31, 2003 and 2002 filed herein.

99.2 Trey Resources, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and three months ended March 31, 2004 filed herein.